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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*


       Date of Report (Date of earliest event reported): January 12, 2004
                                                         ----------------


                         Finlay Fine Jewelry Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                      33-59380                       13-3287757
--------------------------------------------------------------------------------
 (State or other                 (Commission                    (IRS Employer
 jurisdiction of                 File Number)                Identification No.)
 incorporation)


     529 Fifth Avenue, New York, New York                           10017
   ----------------------------------------                      ----------
   (Address of principal executive offices)                      (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



----------
* The Registrant is not subject to the filing requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.




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ITEM 5.  OTHER EVENTS

         On January 13, 2004, Finlay Enterprises, Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release announcing Finlay Enterprises' appointment of Ellen Levine to Finlay Enterprises' Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)  Not applicable.

(c)      Exhibits.

         The following exhibit is furnished with this Form 8-K:

         99.1   Finlay Enterprises, Inc. press release dated January 13, 2004.














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                                    SIGNATURE
                                    ---------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         FINLAY FINE JEWELRY CORPORATION
                                         (Registrant)

Dated: January 13, 2004                   By:  /s/ Bruce E. Zurlnick
                                               --------------------------------
                                               Bruce E. Zurlnick
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer












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